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                                    COLUMBIA


        Supplement to the CMC Small Cap Fund's, CMC Small/Mid Cap Fund's,
                 and CMC International Stock Fund's Prospectus,
                             dated December 21, 2001


         MANAGEMENT. Paragraph four of the section of the prospectus entitled "Management" is amended by adding the paragraph below. The fifth paragraph of the section of the prospectus entitled "Management" is deleted.

         "Richard J. Johnson, Chief Investment Officer, Senior Vice President of CMC and a Chartered Financial Analyst, has principal responsibility for investment decisions of the Small Cap Fund and Small/Mid Cap Fund. Mr. Johnson joined the Adviser in 1994 as a portfolio analyst and member of the investment team. Before joining the Adviser, Mr. Johnson was a portfolio manager and analyst for Provident Investment Counsel (1990-1994)."


                                              July 12, 2002